ATLAS SECURITIZATION DEPOSITOR LLC ABS-15G

EXHIBIT 99.12

DUE DILIGENCE EXECUTIVE SUMMARY

ATLX 2024-RPL2

TABLE OF CONTENTS

I.	Residential RealEstate Review, Inc. Information
II.	Due Diligence Description of Services
III.	Summary of Findings and Conclusion of Review
a.	Compliance Summary
b.	Title Summary
c.	Data Integrity Summary
d.	Additional Loan Population Summary

RESIDENTIAL REALESTATE REVIEW, INC. (RRR) INFORMATION

RRR, headquartered in Salt Lake City, Utah, has been a trusted provider of due diligence, valuation, and collateral document services since its establishment in 1999. Initially founded to deliver high-quality Broker Price Opinions (BPOs) and due diligence for the servicing industry, RRR has developed its services to support loan servicing organizations, investors, portfolio managers, and default services providers involved in the packaging, sale, and securitization of residential mortgage loans. RRR prides itself on a culture of integrity, intelligence, intensity, and inclusion, offering services built on value, trust, and strong relationships. With a proven track record of quality and performance, RRR has solidified its reputation as a reliable partner in the industry.

RRR is a rating agency reviewed third-party due diligence provider by S&P Global, Fitch, KBRA(Kroll), and DBRS Morningstar.

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

Residential RealEstate Review, Inc. (“RRR”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties acquired by Resi IA SPE, LLC, or an affiliate (collectively, the “Client”). The Review was conducted from September 2024 to October 2024 via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by RRR from the securitization for paid-in-full mortgage loans or other reasons that were not disclosed to RRR.

The mortgage loan review was broken down into the following review scopes:

●	Payment History Review:	484	Mortgage Loans
●	Servicing Comment Review:	484	Mortgage Loans
●	Title/Tax/Lien Review:	3,179	Mortgage Loans

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

RRR compared data fields on the data tape provided by the Client to the data found in the Loan file as captured during the Review. Additional detail can be found in the result summary for Data Integrity below.

3,179 LOAN POPULATION (16 Fields)

B1FirstName
B1LastName
B2FirstName
B2LastName
FirstPaymentDate
LoanAmount
LoanPurpose
MaturityDate
NoteDate
NoteType
Occupancy
PropertyAddress
PropertyCity
PropertyState
PropertyType
PropertyZipCode

Exhibit 99.12

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements:

RRR was not engaged to perform a credit review for any of the mortgage loans in the population.

(6) Value of collateral securing the assets:

Not Applicable

(7) Other: review and methodology.

PAY HISTORY REVIEW: RRR reviewed up to 36 months of cash flow history to capture the posted monthly P&I payments and due dates at each month end.

SERVICING COMMENT REVIEW: RRR reviewed the servicer comment history to summarize servicing activity included in the notes such as borrower contact, loss mitigation activity (modifications, short sales, repayment plans etc.), foreclosure/bankruptcy activity and/or potential adverse title or property conditions.

TITLE/TAX/LIEN REVIEW: RRR engaged Stewart Title to provide title search reports to confirm the mortgage lien position, current title vesting and identify potential tax and other lien issues. In reviewing these reports, the following information was analyzed:

1.	Address Variation
2.	Applicant in Title
3.	No Open Mortgage
4.	Delinquent/Unpaid Taxes
5.	Other Priority Liens
6.	HOA/Muni Liens
7.	Federal/State Tax Liens
8.	Whether Subject mortgage was in 1st Lien Position
9.	Whether the Subject mortgage was found of record
10.	Whether Subject mortgage has been foreclosed
11.	Potential Assignment Chain issues
12.	Identification of mortgages in Super Lien States

Exhibit 99.12

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

PAY HISTORY REVIEW

RRRM reviewed 484 mortgage loans to capture the posted payment data and reported it to our client in the “ATLX 2024-RPL2_Cashflow_R_20241016.xlsx” file.

The results of this review are:

●	Per MBA methodology, 405 loans were current, and 79 loans were delinquent 30 days or more as of 8/31/2024.

SERVICING COMMENT REVIEW

RRR reviewed 434 loans and reported any pertinent information based on comment history. The tables below summarize the results of the servicing comment review.

EV2 Exceptions (11.6%)	# Exceptions
Code Violation - Open violation - Borrower working to resolve.	1
Deceased Borrower(s) - Heir/SII identified or Coborrower is the deceased	2
Deceased Borrower(s) - Heir/SII not identified. Executor of estate unknown.	14
Fire - No claim filed, or non/monitored claim or claim closed	2
Roof Damage - No claim filed, or non/monitored claim or claim closed	7
Storm Damage - No claim filed, or non/monitored claim or claim closed	7
Unverified - Damage noted, but unable to verify extent of damage	14
Water Damage - No claim filed, or non/monitored claim or claim closed	9
Grand Total	56

EV3 Exceptions (0.8%)	# Exceptions
Deceased Borrower(s) - Heir/SII identified or Coborrower is the deceased	2
Roof Damage - Monitored claim, status open.	1
Water Damage - Monitored claim. Status open.	1
Grand Total	4

Condition Flags	Count
None	442
Unverified	14
Water Damage	10
Roof Damage	8
Storm Damage	7
Fire	2
Code Violation	1
Grand Total	484

Exhibit 99.12

TITLE REVIEW SUMMARY (3,179 Mortgage Loans)

As part of the due diligence services, the Client provided RRR with identifying data on 3,179 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	125 loans had address variations.
●	356 loans showed applicant was not on title.
●	2 loans showed no mortgage found.
●	1,111 loans had delinquent or unpaid taxes.
●	395 loans had liens other than HOA or municipal prior to mortgage.
●	87 loans had municipal liens.
●	55 loans had HOA liens.
●	64 loans had federal tax liens.
●	72 loans had state tax liens.
●	125 loans showed Subject mortgage not found in first lien position.
●	29 loans showed Subject mortgage as being foreclosed.
●	274 loans showed subject mortgage not found.
●	0 loans had potential assignment chain issues.
●	1,648 loans in a super lien state.

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY

The % of Loans totals may not add to 100% due to rounding.

Property Type[1]	Loan Count	% of Loan Count
Single Family Residence	2873	90.37%
Condominium	148	4.66%
Multi Family	63	1.98%
Other	57	1.79%
Single Family Attached	22	0.69%
PUD	10	0.31%
2 Family	6	0.19%
Grand Total	3179	100.00%

Lien Position[2]	Loan Count	% of Loan Count
1	2780	87.45%
2	114	3.59%
3	11	0.35%
N/A	274	8.62%
Grand Total	3179	100.00%

1 Property type is derived from title reports.

2 Lien position is derived from title reports.